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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):    October 13, 2008
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                000-49654                                68-0121636
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         (Commission File Number)             (IRS Employer Identification No.)


     4125 South 6000 West, West Valley City, Utah                    84128
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       (Address of Principal Executive Offices)                    (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01    Entry into a Material Definitive Agreement

Entry into Agreement Regarding Debentures

         On October 13, 2008, the Company entered into an agreement (the "Debenture Amendment Agreement") with YA Global Investments, LP (F/K/A Cornell Capital Partners, LP) ("YA"), and with Highgate House Funds, LTD. ("Highgate"). The Debenture Amendment Agreement related to two convertible debentures: a convertible debenture in the aggregate principal amount of $3,750,000 issued to Highgate on May 26, 2005, and a convertible debenture in the aggregate principal amount of $1,500,000 issued to YA in December 2005. Under the Debenture Amendment Agreement, the maturity dates of these two convertible debentures were changed from August 31, 2008, to December 31, 2008.

         Additionally under the Debenture Amendment Agreement, Highgate and YA acknowledged and agreed that no defaults had occurred under the two convertible debentures with respect to prior maturity dates. The parties also agreed that no other changes were made to the terms of the two debentures, and that the two debentures remained unmodified and in full force and effect.

         The foregoing summary of the terms and conditions of the Debenture Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached as an exhibit hereto, and which is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

         On October 14, 2008, the Company issued a press release announcing the agreement. The press release is attached hereto as Exhibit 99.2 to this Report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
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                  99.1     Agreement between and among CirTran Corporation, YA
                           Global Investments, L.P., and Highgate House Funds, LTD.

                  99.2     Press Release dated October 14, 2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CirTran Corporation


Date: October 15, 2008                       By:  /s/ Iehab Hawatmeh
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                                                  Iehab J. Hawatmeh, President















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